SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant                           [X]
                 Filed by a Party other than the Registrant                  [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

       (Name of Registrant as Specified In Its Charter)
             (IF YOU CHECKED "FILED BY REGISTRANT ABOVE" DO NOT FILL THIS
             IN: Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (1) Title of each class of securities to which transaction applies:

           (2) Aggregate number of securities to which transaction applies:

           (3)      Per  unit  price  or  other   underlying   value  of
                    transaction  computed  pursuant to Exchange Act Rule
                    0-11:

           (4)      Proposed maximum aggregate value of transaction:

           (5)      Total Fee Paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as  provided  by Exchange

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      Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

       (2)    Form, Schedule or Registration Statement No.:

       (3)    Filing Party:

       (4)    Date Filed:




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                          FIDELITY GROWTH COMPANY FUND
                          FIDELITY EMERGING GROWTH FUND
                         FIDELITY NEW MILLENNIUM(REGISTERED) FUND

                             TELEPHONE VOTING SCRIPT

INTRODUCTION
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ____________ (THREE OPTIONS: FIDELITY GROWTH COMPANY FUND, FIDELITY EMERGING GROWTH FUND, FIDELITY NEW MILLENNIUM FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT. I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOU RECEIVED THE __________ (THREE OPTIONS: FIDELITY GROWTH COMPANY FUND, FIDELITY EMERGING GROWTH FUND, FIDELITY NEW MILLENNIUM FUND ) PROXY MATERIAL? THE PACKAGE WAS MAILED IN NOVEMBER. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting January 13th. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)

I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JANUARY 13TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If YES:  Q:  HAVE YOU REVIEWED THE MATERIAL?

If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON JANUARY 13TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 888-451-8683.


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If YES:  DO YOU HAVE ANY QUESTIONS?

If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

 If YES: Conference in Fidelity at 1-800-544-8888, introduce the customer, and transfer the call. (End call.)

         I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING __________ (THREE OPTIONS: FIDELITY GROWTH COMPANY FUND, FIDELITY EMERGING GROWTH FUND, FIDELITY NEW MILLENNIUM FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

 If YES and Premium customer:

         Conference in Fidelity at 1-800-544-4442. Note: Premium hours are 8am-8pm across all time zones, Monday through Friday. When prompted enter Premium team number (do not enter "005" for Team 005. For Team 005, enter 5). If you do not have the team number, stay on the line, introduce the customer, and transfer the call. (End call.)

         I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (THREE OPTIONS: FIDELITY GROWTH COMPANY FUND, FIDELITY EMERGING GROWTH FUND, FIDELITY NEW MILLENNIUM FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A PREMIUM SHAREHOLDER ON HOLD AND HE/SHE HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)


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 If NO: POLITELY refer them to Fidelity at 1-800-544-8888. Thank the shareholder for his/ her time. (End phone call.)

 IF SHAREHOLDER SOUNDS HOSTILE:
        Thank the shareholder for his/ her time. (End phone call.)

         OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-544-8888. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

 IF NOT HOSTILE: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

                     If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

                     Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

                     TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.

                     WOULD YOU LIKE TO VOTE BY TELEPHONE?

                         If NO: POLITELY refer him/her to Fidelity at 1-800-544-8888. (end call)

                         If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.


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                         COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL
                         SECURITY NUMBER? (If it doesn't match, asfor the last four digits of the social security number on the account.)

                     (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)

                         I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

                     AGREES TO GIVE LAST FOUR DIGITS OF SSN: NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN.":

FIDELITY GROWTH COMPANY FUND
                     THE PROPOSALS ARE (1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND; (3) TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST; (4) TO APPROVE AN AMENDED MANAGEMENT CONTRACT, INCLUDING A CHANGE IN PERFORMANCE ADJUSTMENT BENCHMARK, FOR FIDELITY GROWTH COMPANY FUND; (7) TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY GROWTH COMPANY FUND; (8) TO MAKE FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN COMMON STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK NON-FUNDAMENTAL; (9) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION FOR FIDELITY GROWTH COMPANY FUND.
                     DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

FIDELITY EMERGING GROWTH FUND
                     THE PROPOSALS ARE (1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND; (3) TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST; (5) TO APPROVE AN AMENDED MANAGEMENT CONTRACT,

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                     INCLUDING A CHANGE IN PERFORMANCE ADJUSTMENT BENCHMARK, FOR
                     FIDELITY EMERGING GROWTH FUND; (7) TO APPROVE A
                     DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY EMERGING GROWTH FUND; (9) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE
                     LIMITATION FOR FIDELITY EMERGING GROWTH FUND.
                     DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

FIDELITY NEW MILLENNIUM FUND
                     THE PROPOSALS ARE (1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND; (3) TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST; (6) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY NEW MILLENNIUM FUND; (7) TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY NEW MILLENNIUM FUND; (9) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION FOR FIDELITY NEW MILLENNIUM FUND.
                     DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

                     THANK YOU. AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR VOTE TO YOU BY MAIL. THANKS FOR YOUR TIME THIS EVENING. (End call.)

                     DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN:
                     UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JANUARY 13TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)



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                          FIDELITY GROWTH COMPANY FUND
                          FIDELITY EMERGING GROWTH FUND
                          FIDELITY NEW MILLENNIUM(REGISTERED) FUND


                                    LOG SHEET

                                                          Date__________________
                                                    DF King Rep_________________
ADDRESS CORRECTION
Social Security No.  (record from database; do not ask shareholder)_____________

Shareholder Name________________________________________________________________

Street Address _________________________________________________________________

City_________________________ State_______________ Zip Code_____________________


MATERIALS TO BE SENT
Proxy Card Only ________

Full Proxy Kit  __________


COMMENTS
Notable Shareholder Response____________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Other Comments__________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Was Shareholder Transferred to Fidelity Representative?     Yes_______ No_______



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                          FIDELITY GROWTH COMPANY FUND
                          FIDELITY EMERGING GROWTH FUND
                          FIDELITY NEW MILLENNIUM(REGISTERED) FUND


              Script for Leaving a Message on an Answering Machine

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON RECENT PROXY MAILING THEY SENT YOU REGARDING THE ________ (THREE OPTIONS: FIDELITY GROWTH COMPANY FUND, FIDELITY EMERGING GROWTH FUND, FIDELITY NEW MILLENNIUM FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.

AS AN OWNER OF THE________ (THREE OPTIONS: FIDELITY GROWTH COMPANY FUND,
 FIDELITY EMERGING GROWTH FUND, FIDELITY NEW MILLENNIUM FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE
   CALL FIDELITY AT 1-800-544-8888 [IF PREMIUM, ... PLEASE CALL YOUR FIDELITY PREMIUM SERVICES TEAM AT 1-800-544-4442 FROM 8AM - 8 pM ACROSS ALL TIME ZONES,
                MONDAY THROUGH FRIDAY]. THANK YOU FOR YOUR TIME.




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                                       Q&A

WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2) The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.

Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the funds' shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.

WHY IS EACH FUND PROPOSING AN AMENDED MANAGEMENT CONTRACT? (PROPOSALS 4, 5, AND
6)
The amended management contract provides for lower management fees to be paid to Fidelity Management & Research Company (FMR) when FMR's assets under management exceed certain levels, and provides for a more precise calculation of the performance adjustment (rounding to more decimal places). Each fund's amended management contract also allows FMR and the trust, on behalf of each fund, to modify the funds' management contracts subject to the requirements of the Investment Company Act of 1940.

In addition, the amended management contracts for Fidelity Growth Company Fund and Fidelity Emerging Growth Fund (Proposals 4 and 5) change the benchmarks used to calculate each fund's performance adjustments. The performance adjustments provide that FMRs management fee may be increased or decreased based on each fund's performance relative to a market benchmark.

WHY ARE FIDELITY GROWTH COMPANY FUND AND FIDELITY EMERGING GROWTH FUND PROPOSING TO CHANGE THEIR PERFORMANCE ADJUSTMENT BENCHMARKS? (PROPOSALS 4 & 5)
Fidelity Growth Company Fund currently uses the S&P 500 (Current Index) as its benchmark to calculate its performance adjustment. If the proposal is approved, the fund will change its benchmark to the Russell 3000 Growth Index (Proposed Index). The Proposed Index is designed to measure the performance of "growth" stocks (those with higher price-to-book ratios and higher forecasted growth values). The Proposed Index includes those companies within the 3,000 largest U.S. companies (ranked by market capitalization) whose stocks are considered growth stocks according to these criteria. The Proposed Index, with its focus on growth stocks, is a more appropriate performance benchmark for the fund's growth

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stock strategy than the Current Index, which is designed as a measure of the performance of the overall U.S. stock market and thus includes both "growth" and "value" stocks.

Fidelity Emerging Growth Fund currently uses the Russell 2000 Index (Current Index), an index of small cap stocks, as its benchmark to calculate its performance adjustment. If the proposal is approved, the fund will change its benchmark to the Russell MidCap Growth Index (Proposed Index). The Proposed Index is designed to measure the performance of medium-sized "growth" stocks (those with higher price-to-book ratios and higher forecasted growth values). The Proposed Index includes those companies among the 800 U.S. companies ranked number 201 to 1,000 in market capitalization terms whose stocks are considered growth stocks according to these criteria. The Proposed Index emphasizes the "growth" investment style while the Current Index includes both "growth" and "value" stocks. The Proposed Index also focuses on mid-cap stocks, rather than the small-cap stocks making up the Current Index, recognizing that companies with high growth characteristics are not necessarily exclusively small capitalization companies. The Proposed Index, with its focus on growth stocks of medium sized companies is a more appropriate performance benchmark for the fund's growth stock strategy than the Current Index.

WOULD APPROVAL OF THE AMENDED MANAGEMENT CONTRACTS FOR FIDELITY GROWTH COMPANY FUND AND FIDELITY EMERGING GROWTH FUND CHANGE THE PORTFOLIO MANAGERS' STRATEGIES FOR THESE FUNDS? (PROPOSAL 4 & 5)
No. Both funds are currently pursuing strategies focusing on growth stocks, and FMR anticipates that they would continue to do so if the proposals are approved.

WOULD APPROVAL OF THE AMENDED MANAGEMENT CONTRACTS FOR FIDELITY GROWTH COMPANY FUND AND FIDELITY EMERGING GROWTH FUND INVOLVE CHANGES TO THE FUNDS' INVESTMENT POLICIES OR GUIDELINES? (PROPOSAL 4 & 5)
The proposal would not change any investment policies for Fidelity Growth Company Fund. For Fidelity Emerging Growth Fund, approval would result in changes to the fund's investment policies as well as a change in its name.

Fidelity Emerging Growth Fund's prospectus currently defines emerging growth companies as those that are in the development stage of their lifecycle, and that offer the potential for accelerated earnings or revenue growth. It also states that the fund will focus on companies with market capitalizations of $5 billion or less, but that emerging growth companies may be of any size. If the proposal is approved, the references to emerging growth companies and specific market capitalization figures will be replaced by a more general investment policy, focusing the fund on medium sized companies while preserving the ability to make substantial investments in smaller or larger companies. In addition, the fund's name would be changed to Fidelity Aggressive Growth Fund if the proposal is approved.

WHAT IS A DISTRIBUTION AND SERVICE PLAN, AND WHY ARE FIDELITY GROWTH COMPANY FUND, FIDELITY EMERGING GROWTH FUND, AND FIDELITY NEW MILLENNIUM FUND PROPOSING TO ADOPT ONE? (PROPOSAL 7)
The Distribution and Service Plan (the Plan) was approved by the Board of Trustees as provided for by Rule 12b-1 (the Rule) of the Investment Company Act of 1940. The Rule provides that a mutual fund acting as a distributor of its shares must do so according to a written Plan describing all material aspects of the proposed financing of distribution. The Plan is designed to avoid legal uncertainties which may arise from ambiguities within the Rule.

The Plan dictates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation (FDC), a wholly owned subsidiary of FMR, out of past profits and other resources including management fees paid by a fund to FMR. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract.

WHAT IS THE BENEFIT OF MAKING FIDELITY GROWTH COMPANY FUND'S CURRENT FUNDAMENTAL POLICY CONCERNING INVESTMENTS IN COMMON STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK NON-FUNDAMENTAL? (PROPOSAL 8)
The primary purpose of the proposal is to revise the fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. By making the fund's fundamental (cannot be changed without shareholder approval) policy concerning investments in common stock and securities convertible into common stock non-fundamental (future changes to the policy would only require approval by the Board of Trustees, not shareholders), the fund will also be able to comply with the recently revised SEC requirements for concise, understandable descriptions of investment objectives and policies.

In addition, by making this fundamental policy non-fundamental, the Trustees will be able to react more quickly, if necessary, when the SEC adopts a definitive version of its proposed name test rule (Name Test Rule) without the delay and expense of a shareholder meeting. The Name Test Rule governs the use of mutual fund names and, when eventually adopted by the SEC, may apply to the fund. It is not known what the final rule will require. It is anticipated that the approval of the proposal will not materially affect the manner in which the fund is managed, its investment performance, or the securities or instruments in which the fund invests.

WHAT IS THE BENEFIT OF AMENDING THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION FOR FIDELITY GROWTH COMPANY FUND, FIDELITY EMERGING GROWTH FUND, AND FIDELITY NEW MILLENNIUM FUND? (PROPOSAL 9)
This proposal would permit the funds, subject to the requirements of the Investment Company Act of 1940, to invest without limit in the securities of other investment companies. As a result of an exemption granted by the SEC, the funds may invest up to 25% of its total assets in non-publicly offered money market and short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. FMR anticipates that making use of the Central Funds will benefit each fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?
Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is November 16, 1998.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS:      Either owner may sign, but the name of the person signing
                     should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."






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